Exhibit 10.125

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT is dated as of May 10, 2012, among WELLS FARGO BANK, National Association, as Credit Agreement Agent, in its capacity as First Lien Agent, Wilmington Trust, National Association, as Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.            WHEREAS, Radiation Therapy Services, Inc., a Florida corporation (the “Borrower”)(i) is party to that certain credit agreement dated as of May 10, 2012 (as the same may be amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrower, Radiation Therapy Services Holdings, Inc. (“Parent”), the lenders party thereto from time to time, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the other parties thereto, and (ii) may become a party to Other First Priority Lien Obligations Credit Documents;

B.            WHEREAS, the Borrower, Parent and the Persons listed as “Subsidiary Guarantors” on the signature pages hereto (the “Subsidiary Guarantors”) (i) are party to that certain indenture dated as of May 10, 2012 (as the same may be amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Second Priority Senior Secured Notes Indenture”), under which the Second Lien Notes were issued, among the Borrower, as issuer, Parent and the Subsidiary Guarantors, as guarantors, and Wilmington Trust, National Association, as Trustee and (ii) may become a party to Second Priority Documents governing Future Second Lien Indebtedness; and

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.                                   Definitions.

1.1.         Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly to direct or cause the direction of the management and policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Agent” shall mean any “Agent” as defined in the Credit Agreement.

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” or “Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Cash Management Agreement” shall mean any agreement to provide Cash Management Services.

“Cash Management Bank” shall mean any Person that, at the time it enters into a Cash Management Agreement, is a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender, in its capacity as a party to such Cash Management Agreement.

“Cash Management Services” shall mean any of the following to the extent not constituting a line of credit (other than an overnight draft facility that is not in default): ACH transactions, treasury and/or cash management services, corporate purchase cards, including controlled disbursement services, overdraft facilities, foreign exchange facilities, deposit and other accounts and merchant services.

“Closing Date” shall mean May 10, 2012.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second Priority Collateral, including without limitation any assets in which the First Lien Agents are automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Comparable Second Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Credit Agreement” shall have the meaning set forth in the recitals; provided that the Credit Agreement shall be deemed to refer to any indenture, credit agreement or other debt instrument which replaces or Refinances the Credit Agreement in full in accordance with Section 5.7(b), whether with the same or different group of lenders or debtholders or agents.

“Credit Agreement Agent” shall mean Wells Fargo Bank, National Association, in its capacity as administrative agent and collateral agent for the Senior Lenders under the Credit Agreement and the other Senior Lender Documents entered into pursuant to the Credit Agreement, together with its successors in such capacity.

“Credit Agreement Lender” shall mean a “Lender” as defined in the Credit Agreement.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.7 below, the payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding Senior Lender Claims and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Guaranty and Collateral Agreement (as defined in the

Credit Agreement), in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided that the Discharge of Senior Lender Claims shall not be deemed to have occurred if such payments are made with the proceeds of other Senior Lender Claims that constitute an exchange or replacement for or a refinancing of such Obligations or Senior Lender Claims.  In the event the Senior Lender Claims are modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the Senior Lender Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied.

“Enforcement Action” shall mean any action under applicable law:

(1)           to foreclose, execute or levy on, collect on, take possession of or control of, or sell or otherwise realize upon (judicially or non-judicially) or to lease, license or otherwise dispose of (whether publicly or privately), any Common Collateral or otherwise to exercise or enforce remedial rights with respect to Common Collateral under the Senior Lender Documents or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, by way of setoff, noticing of any public or private sale or other disposition pursuant to the UCC or other applicable law, notification of account debtors, notification of depositary banks under deposit account control agreements or exercise of rights under landlord consents, if applicable),

(2)           to solicit bids from third parties to conduct the liquidation or disposition of any Common Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling any Common Collateral,

(3)           to receive a transfer of Common Collateral in satisfaction of any indebtedness or other obligation secured thereby,

(4)           to otherwise enforce any security interest or exercise any other right or remedy, as a secured creditor or otherwise, pertaining to the Common Collateral at law, in equity or pursuant to the Senior Lender Documents or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, the commencement of any applicable legal proceedings or other actions against or with respect to all or any portion of the Common Collateral to facilitate the actions described in the immediately preceding clauses (1), (2) and (3), and exercising voting rights in respect of any equity interests comprising Common Collateral), or

(5)           effect the disposition of any Common Collateral by any Grantor after the occurrence and during the continuation of an event of default under the Senior Lender Documents without the consent of each applicable First Lien Agent.

“First Lien Agent” shall mean each of (a) the Credit Agreement Agent (and, for the avoidance of doubt, shall include any “new” First Lien Agent referred to in Section 5.7(b)) and (b) any Other First Priority Lien Obligations Agent.

“First Priority Designated Agent” shall mean the Credit Agreement Agent until the repayment or Refinancing in full (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made) of the Credit Agreement and at all times thereafter, such agent or trustee as is designated “First Priority Designated Agent” by Senior Lenders holding a majority in principal amount of the Senior Lender Claims then outstanding.

“Future Second Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims) of Borrower or any of its Subsidiaries, to the extent applicable, that are to be equally and ratably secured with the Noteholder Claims and are so designated as Future Second Lien Indebtedness in accordance with Section 8.22 hereof; provided, however, that such Future Second Lien Indebtedness is permitted to be so incurred in accordance with any Senior Lender Documents and any Second Priority Documents, as applicable.

“Governmental Authority” shall mean any nation or government, any state, provincial, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” shall mean the Borrower, Parent, the Subsidiary Guarantors, and each of Borrower’s Subsidiaries, in each case, that has executed and delivered a Senior Collateral Document or a Second Priority Collateral Document; provided that a Grantor shall not include any Person that has been released from each Senior Collateral Document and each Second Priority Collateral Document (in each case in accordance with the terms thereof) shall no longer be a Grantor.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the Credit Agreement, the Second Priority Senior Secured Notes Indenture, the Other First Priority Lien Obligations Credit Documents or any other document or instrument evidencing or governing any Future Second Lien Indebtedness.

“Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Trustee.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lead Arranger” shall mean any “Lead Arranger” as defined in the Credit Agreement.

“Lien” shall mean any mortgage, pledge, hypothecation, collateral assignment, security deposit arrangement, encumbrance in the nature of a security interest, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or similar preferential arrangement (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).  For the avoidance of doubt, “Lien” shall not be deemed to include any license or sublicense of intellectual property.

“Loan Documents” shall mean the Credit Agreement and the other “Loan Documents” as defined in the Credit Agreement.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization which either (i) grants any Second Priority Agent or any Second Priority Secured Party any right or benefit, directly or indirectly, which right or benefit is expressly prohibited at such time by the provisions of this Agreement or (ii) unless accepted by the Required Lenders in accordance with Section 1126(c) of the Bankruptcy Code, fails to provide for the Discharge of Senior Lender Claims upon the effective date thereof.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees, expenses, indemnities or other amounts due or that may be due to the Trustee thereunder.

“Noteholder Collateral” shall mean all of the assets of the Grantors, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Second Lien Security Agreement dated as of May 10, 2012, among the Borrower, Parent, the Subsidiary Guarantors and the Second Priority Collateral Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the Second Priority Senior Secured Notes Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean (a) the Second Lien Notes and (b) any additional notes issued under the Second Priority Senior Secured Notes Indenture by the Borrower, to the extent permitted by the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, any other Senior Lender Documents and any Second Priority Document, as applicable.

“Obligations” shall mean, with respect to any Person, the unpaid principal of and interest on (including interest accruing after the maturity of the Senior Lender claims and the Second Priority Claims, as applicable, pursuant to the terms of the Senior Lender Documents and the Second Priority Documents, respectively) and interest accruing after the filing of any petition in bankruptcy, or the commencement of any Insolvency or Liquidation Proceeding, relating to the

Borrower or any other Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the loans and all other obligations and liabilities of the Grantors to the First Lien Agents, the Second Lien Agents or to any lender or other holder of such obligations, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under the Senior Lender Documents, the Second Priority Documents, or, in each case, any letters of credit thereafter or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the First Lien Agents, the Second Lien Agents or to any lender or other holder of such obligations that are required to be paid by the Borrower any other Grantor pursuant thereto) or otherwise.

“Other First Priority Lien Obligations” shall mean all Obligations owing under any Other First Priority Lien Obligations Document; provided, however, that such Other First Priority Lien Obligations are permitted to be so incurred so long as not prohibited by any Senior Lender Documents and any Second Priority Documents; provided, further, however, for the avoidance of doubt, none of the Obligations under the Credit Agreement or any other Loan Document shall constitute Other First Priority Lien Obligations.  No Obligations shall become Other First Priority Lien Obligations unless designated as such by the Borrower in accordance with Section 8.22 (and subject to Section 8.24).

“Other First Priority Lien Obligations Agent” shall mean, with respect to any Other First Priority Lien Obligations Credit Document, the Person elected, designated or appointed therein as the administrative agent, trustee, collateral agent or similar representative with respect to such Other First Priority Lien Obligations Credit Document by or on behalf of the holders of such Other First Priority Lien Obligations, and its respective successors in such capacity.

“Other First Priority Lien Obligations Credit Document” shall mean any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case in respect of which the Other First Priority Lien Obligations Agent in respect thereof has become a party hereto in accordance with Section 8.22 hereof.  No document, instrument or agreement shall become an Other First Priority Lien Obligations Credit Document unless designated as such by the Borrower in accordance with Section 8.22 (and subject to Section 8.24).

“Other First Priority Lien Obligations Documents” shall mean each Other First Priority Lien Obligations Credit Document and each Other First Priority Lien Obligations Security Document related thereto.

“Other First Priority Lien Obligations Security Documents” shall mean any security agreement or any other document entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other First Priority Lien Obligations.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Common Collateral in the possession of First Priority Designated Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code.

“Qualified Counterparty” shall mean, with respect to any Swap Agreement, any counterparty thereto that (a) is a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender on the Closing Date or (b) at the time such Swap Agreement was entered into, was a Credit Agreement Lender or an Affiliate of a Credit Agreement Lender

“Recovery” shall have the meaning set forth in Section 6.4.

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, increase, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Required Lenders” shall mean, “Required Lenders” as defined in the Credit Agreement until the repayment or Refinancing in full (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made) of the Credit Agreement and at all times thereafter, Senior Lenders holding a majority of Senior Lender Claims under any such Senior Lender Document.

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower that has not been designated as an “Unrestricted Subsidiary” pursuant to the terms of the Second Priority Documents and the Senior Lender Documents, as applicable.

“Second Lien Notes” shall mean the Borrower’s Second Lien Senior Secured Notes due 2017, issued pursuant to the Second Priority Senior Secured Notes Indenture and any notes is sued by the Borrower in exchange for, and as contemplated by, the Second Lien Notes and the related registration rights agreement with substantially identical terms as the Second Lien Notes.

“Second Priority Agents” shall mean (a) the Second Priority Collateral Agent as collateral agent for the Indenture Secured Parties and (b) the collateral agent for any Future Second Lien Indebtedness.

“Second Priority Claims” shall mean the Noteholder Claims and all other Obligations in respect of, or arising under, the Second Priority Documents, including all fees, expenses, indemnities or other amounts due or that may be due to the collateral agent for any Future Second Lien Indebtedness.

“Second Priority Collateral” shall mean the Noteholder Collateral and all of the assets of the Grantors, whether real, personal or mixed, with respect to which a Lien is granted, or purported to be granted, as security for any Second Priority Claim.

“Second Priority Collateral Agent” shall mean Wilmington Trust, National Association, in its capacity as collateral agent under the Second Priority Senior Secured Notes Indenture and the Noteholder Collateral Documents and its successors in such capacity.

“Second Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement(s) with respect to any Future Second Lien Indebtedness.

“Second Priority Collateral Documents” shall mean the Noteholder Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second Priority Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Second Priority Designated Agent” shall mean such agent or trustee as is designated “Second Priority Designated Agent” by Second Priority Secured Parties holding a majority in principal amount of the Second Priority Claims then outstanding; it being understood that as of the date of this Agreement, the Second Priority Collateral Agent shall be so designated as the Second Priority Designated Agent.

“Second Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second Lien Indebtedness.

“Second Priority Lien” shall mean any Lien on any assets of the Borrower or any other Grantor securing any Second Priority Claims.

“Second Priority Secured Parties” shall mean the Indenture Secured Parties and all other Persons holding any Second Priority Claims, including the collateral agent for any Future Second Lien Indebtedness.

“Second Priority Senior Secured Notes Indenture” shall have the meaning set forth in the recitals.

“Senior Collateral Agreement” shall mean the First Lien Security Agreement, dated as of May 10, 2012 among the Borrower, Parent, the Subsidiary Guarantors, and Wells Fargo Bank, National Association, as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Collateral Documents” shall mean the Senior Collateral Agreement, the Senior Guaranty Agreement, the Other First Priority Lien Obligations Security Documents and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Senior Lender Claims or under which rights or remedies with respect to such Lien are at any time governed.

“Senior Guaranty Agreement” shall mean the Guaranty Agreement, dated as of May 10, 2012, made by Parent and the Subsidiary Guarantors in favor of Wells Fargo Bank, National

Association, as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Lender Cash Management Obligations” shall mean, with respect to any Grantor or any other Restricted Subsidiary, all Obligations of such Grantor or such Restricted Subsidiary in respect of any Cash Management Agreements with Cash Management Banks.

“Senior Lender Claims” shall mean all Obligations arising under the Credit Agreement, the Other First Priority Lien Obligations Credit Documents and any other Senior Lender Documents, whether or not such Obligations constitute Indebtedness, including, without limitation, (a) Senior Lender Hedging Obligations, (b) Senior Lender Cash Management Obligations and (c) Obligations under any agreement that is an exchange or replacement for or an extension, increase or refinancing of any other Senior Lender Claims.  Senior Lender Claims shall include all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Documents whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” shall mean all of the assets of the Grantors, whether real, personal or mixed, with respect to which a Lien is granted, or purported to be granted, as security for any Senior Lender Claim.

“Senior Lender Documents” shall mean the Loan Documents, the Other First Priority Lien Obligations Credit Documents, the Senior Collateral Documents and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Senior Lender Claim, including, without limitation, any Obligation under the Credit Agreement and any other related document or instrument executed or delivered pursuant to any such document at any time or otherwise evidencing or securing any Obligation arising under any such document.

“Senior Lender Hedging Obligations” shall mean any Obligations of a Grantor or a Restricted Subsidiary under any Swap Agreements with a Qualified Counterparty.

“Senior Lenders” shall mean the Persons holding Senior Lender Claims, including the First Lien Agents.

“Subsidiary” means, with respect to any Person:

(1)           any corporation of which the outstanding Capital Stock (as defined in the Credit Agreement on the date hereof) having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly, by such Person; or

(2)           any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly, owned by such Person.

Unless otherwise indicated, a Subsidiary shall be deemed to be a Subsidiary of Borrower.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or any of its Subsidiaries shall be a “Swap Agreement.”

“Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the Second Priority Senior Secured Notes Indenture and its successors in such capacity.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2.         Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, clauses or Exhibits shall be construed to refer to Sections, clauses or Exhibits of this Agreement and, any references to a clause shall, unless otherwise identified, refer to the appropriate clause within the same Section in which such reference occurs, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) terms defined in the UCC but not otherwise defined herein shall have the same meanings herein as are assigned thereto in the UCC, and (g) reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date hereof, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder.

SECTION 2.                                   Lien Priorities.

2.1.         Subordination of Liens.  Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Second Priority Secured Parties on the Common Collateral or of any Liens granted to any First Lien Agent or Senior Lenders on the Common Collateral, (ii) any provision of the UCC, any Bankruptcy Law, or any applicable law or the Second Priority

Documents or the Senior Lender Documents, (iii) whether any First Lien Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby agrees that:  (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of any First Lien Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second Priority Claims and (b) any Lien on the Common Collateral securing any Second Priority Claims now or hereafter held by or on behalf of any Second Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims.  All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second Priority Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are adequately perfected or are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person.

2.2.         Prohibition on Contesting Liens.  Each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, and each First Lien Agent, for itself and on behalf of each Senior Lender in respect of which it serves as First Lien Agent, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any Senior Lender Claims held (or purported to be held) by or on behalf of any First Lien Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or (b) a Lien securing any Second Priority Claims held (or purported to be held) by or on behalf of any Second Priority Secured Party in the Common Collat eral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of any First Lien Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1) or any of the Senior Lender Documents.

2.3.         No New Liens.  (a)  So long as the Discharge of Senior Lender Claims has not occurred and, subject to Section 6, each Second Priority Agent agrees, for itself and on behalf of each applicable Second Priority Secured Party, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Borrower or any other Grantor, that it shall not acquire or hold any Lien on any assets of Borrower or any other Grantor securing any Second Priority Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents.  If any Second Priority Agent or any Second Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any collateral that is not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, then such Second Priority Agent or Second Priority Secured Party shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the First Lien Agents as security for the Senior Lender Claims (subject to the lien priority and other terms hereof) or release such Liens.

(b)                                 So long as the Second Priority Claims remain outstanding and, subject to Section 6, each First Lien Agent agrees, for itself and on behalf of each applicable Senior Lender, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Borrower or any other Grantor, that it shall not acquire or hold any Lien on any assets of Borrower or any other Grantor constituting (or that is intended to constitute) Common Collateral (other than capital stock excluded from the Liens granted by the Second Priority Collateral Documents due to Rule 3-16 under the Securities Exchange Act or a similar rule) securing any Senior Lender Claims that are not also subject to the second-priority Lien in respect of the Second Priority Claims under the Second Priority Documents.  If any First Lien Agent or any Senior Lender shall (nonetheless and in breach hereof) acquire or hold any Lien on any Common Collateral that is not also subject to the second-priority Lien in respect of the Second Priority Claims under the Second Priority Documents, then such First Lien Agent or Senior Lender shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the Second Priority Agents as security for the Second Priority Claims (subject to the lien priority and other terms hereof) or release such Liens.

2.4.         Nature of First Lien Obligations.  Each Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, acknowledges that (a) a portion of the Obligations included among the Senior Lender Claims are revolving in nature, (b) the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (c) the terms of the Senior Lender Claims may be modified, extended, renewed or amended from time to time, and (d) the aggregate amount of the Senior Lender Claims may be increased or Refinanced, in either event, without notice to or consent by the Second Priority Secured Parties and without affecting the provisions hereof.  The lien priorities provided in Sections 2.1 and 2.2 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of either the Senior Lender Claims or the Second Priority Claims, or any portion thereof.

2.5.         Perfection of Liens.  Neither the First Lien Agents nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Priority Agents and the Second Priority Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second Priority Secured Parties and shall not impose on the First Lien Agents, the Second Priority Agents, the Second Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.6.         Waiver of Marshalling.  Until the Discharge of Senior Lender Claims, each Second Priority Agent, on behalf of itself and the applicable Second Priority Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

SECTION 3.                                   Enforcement.

3.1.         Exercise of Remedies.

(a)                                 So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against Borrower or any other Grantor, (i) no Second Priority Agent or any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Common Collateral or any other security in respect of any applicable Second Priority Claims, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of enforcement, collection, execution, levy or foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral or any other collateral by any First Lien Agent or any Senior Lender in respect of the Senior Lender Claims, the exercise of any right by any First Lien Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the Senior Lender Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second Priority Agent or any Second Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral or any other collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, provided that the respective interests of the Second Priority Secured Parties attach to the proceeds thereof, subject to the relative priorities described in this Agreement, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other collateral in respect of Senior Lender Claims and (ii) except as otherwise provided herein (including Section 5.1), each First Lien Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with, or the consent, of any Second Priority Agent or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against Borrower or any other Grantor, each Second Priority Agent may file a proof of claim or statement of interest with respect to the applicable Second Priority Claims, (B) each Second Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of any First Lien Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral (including, without limitation, sending such notices of the existence of, or any evidence or confirmation of, the Second Priority Claims or the Liens of the Second Priority Agents in the Common Collateral to any court or governmental agency, or filing or recording any such notice or evidence to the extent necessary or appropriate to prove or preserve the Liens of the Second Priority Agents in the Common Collateral), (C) in any Insolvency

or Liquidation Proceeding commenced by or against Borrower or any other Grantor, each Second Priority Agent may file any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Priority Agent or Second Priority Secured Party, (D) each Second Priority Agent may file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of Borrower or any other Grantor arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law and (E) each Second Priority Agent (pursuant to the instructions of the requisite amount of Second Priority Secured Parties) and each Second Priority Secured Party may vote on any Plan of Reorganization in any Insolvency or Liquidation Proceeding of Borrower or any other Grantor, in each case (A) through (E) above to the extent such action is not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.  In exercising rights and remedies with respect to the Senior Lender Collateral, each First Lien Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)           So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will not take or receive any Common Collateral or other collateral or any proceeds of Common Collateral or other collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral or other collateral in respect of the applicable Second Priority Claims.  Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second Priority Agents and the Second Priority Secured Parties with respect to the Common Collateral or any other collateral is to hold a Lien on the Common Collateral or such other collateral in respect of the applicable Second Priority Claims pursuant to the Second Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

(c)           Subject to the proviso in clause (ii) of Section 3.1(a) above, (i) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, agrees that no Second Priority Agent or any Second Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by any First Lien Agent or Senior Lenders with respect to the Common Collateral or any other collateral under the Senior Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral or such other collateral, whether by foreclosure or otherwise, and (ii) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby waives any and all rights it or any Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Agent or Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of any First Lien Agent or Senior Lenders is adverse to the interests of the Second Priority Secured Parties.

(d)                                 Each Second Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Priority Document shall be deemed to restrict in any way the rights and remedies of any First Lien Agent or Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents.

3.2.         Cooperation.  Subject to the proviso in clause (ii) of Section 3.1(a), each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and any First Lien Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second Priority Documents or otherwise in respect of the applicable Second Priority Claims relating to the Common Collateral.

3.3.         Actions Upon Breach.  If any Second Priority Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to or threatens to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fails to take any action required by this Agreement, this Agreement shall create an irrebuttable presumption and admission by such Second Priority Secured Party that relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Senior Lenders, it being understood and agreed by each Second Priority Agent on behalf of each applicable Second Priority Secured Party that (i) the Senior Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Grantors and/or the Senior Lenders cannot demonstrate damage and/or can be made whole by the awarding of damages.

SECTION 4.                                   Payments.

4.1.         Application of Proceeds.  So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral and any other collateral in respect of the Second Priority Claims or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral or other collateral upon the exercise of remedies as a secured party, shall be applied by the First Priority Designated Agent to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.  Upon the Discharge of Senior Lender Claims, subject to Section 5.7 hereof, each of the First Lien Agents shall deliver promptly to the Second Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Priority Designated Agent to amounts then due and payable under the Second Priority Documents in such order as specified in the Second Priority Documents.

4.2.         Payments Over.  Any Common Collateral or other collateral in respect of the Second Priority Claims or proceeds thereof received by any Second Priority Agent or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral or such other collateral prior to the Discharge of Senior Lender Claims shall be segregated and held in trust for the benefit of and forthwith paid over to the First Priority Designated Agent (and/or its designees) for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The First Lien Agents are each hereby individually authorized to make any such endorsements as agent for any Second Priority Agent or any such Second Priority Secured Party.  This authorization is coupled with an interest and is irrevocable.

SECTION 5.                                   Other Agreements.

5.1.         Releases.

(a)                                 If, at any time any Grantor or the holder of any Senior Lender Claim delivers notice to each Second Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is:

(A)                               sold, transferred or otherwise disposed of:

(i)      by the owner of such Common Collateral in a transaction permitted under the Credit Agreement and the Other First Priority Lien Obligations Credit Documents (whether or not an “event of default” thereunder or under the Second Priority Senior Secured Notes Indenture, any other Senior Lender Document or Second Priority Document (if any) has occurred and is continuing); or

(ii)     in connection with the taking of an Enforcement Action; or

(B)                               being released from all Senior Lender Claims in connection with a Subsidiary being released from its guarantee under the Credit Agreement and the Other First Priority Lien Obligations Credit Documents, or

(C)                               otherwise released (i) as permitted by the Credit Agreement and the Other First Priority Lien Obligations Credit Documents, or (ii) in connection with any agreement (not contravening the Senior Lender Documents) between the First Lien Agents and the Borrower or any other Grantor (x) to release the Lien on any portion of the Common Collateral (other than in connection with, or in anticipation of, a Discharge of Senior Lender Claims) or (y) to release any Grantor from its obligations under its guaranty of the Senior Lender Claims (other than in connection with, or in anticipation of, a Discharge of Senior Lender Claims), then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second Priority Secured Parties upon such Common Collateral and the obligations of such Grantor under its guaranty of Second Priority Claims (a “Second Lien Release”) will automatically, simultaneously, and unconditionally be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing Senior Lender Claims and such guaranty by such Grantor of Senior Lender Claims are, in each case, released and discharged, and each Second Priority Agent, for itself and on behalf of any such Second Priority Secured Parties, promptly shall, at the Issuers’ expense, execute and deliver such instruments, releases, termination statements or other documents as any First Lien Agent or such Grantor may request to effectively confirm such release.

(b)                                 So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby irrevocably constitutes and appoints the Designated First Lien Agent and any officer or agent of the Designated First Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second Priority Agent or such holder or in the Designated First Lien Agent’s own name, from time to time in the Designated First Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)                                  Unless and until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the repayment of Senior Lender Claims pursuant to the Senior Lender Documents and this Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second Priority Agents or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Claims not otherwise in contravention of this Agreement.

5.2.         Insurance.  Unless and until the Discharge of Senior Lender Claims has occurred, the First Lien Agents and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral or any other collateral in respect of the Second Priority Claims in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral or such other collateral.  Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral or such other collateral shall be paid (a) first, prior to the occurrence of the Discharge of Senior Lender Claims, to the First Lien Agents for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents, (b) second, after the occurrence of the Discharge of Senior Lender Claims, to the Second Priority Agents for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Documents and (c) third, if no Second Priority Claims are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If any Second Priority Agent or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the First Priority Designated Agent in accordance with the terms of Section 4.2.

5.3.         Certain Changes to Documents; Legends on Second Priority Collateral Documents.

(a)                                 Any Senior Lender Document may be amended, supplemented or otherwise modified or entered into at any time during the term of this Agreement without the consent of any Second Priority Secured Party.  Any Second Priority Collateral Document may be amended, supplemented or otherwise modified or entered into at any time during the term of this Agreement without the consent of any First Lien Agent or Senior Lender.  Each Second Priority Agent agrees that each applicable Second Priority Collateral Document executed as of the date hereof shall include the following language (or language to similar effect approved by the First Priority Designated Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [applicable Second Priority Agent for the benefit of the [Secured Parties]] pursuant to this agreement are expressly subject and subordinate to the liens and security interests granted to Wells Fargo Bank, National Association as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the First Lien Security Agreement dated as of May 10, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), from [the Borrower and the other “Grantors” referred to therein], in favor of Wells Fargo Bank, National Association, as collateral agent for the benefit of the secured parties referred to therein and (ii) the exercise of any right or remedy by the [applicable Second Priority Agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of May 10, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among Wells Fargo Bank, National Association in its capacity as First Lien Agent and Wilmington Trust, National Association, as Second Priority Collateral Agent.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this agreement, the terms of the Intercreditor Agreement shall govern.”

(b)                                 In the event that the First Lien Agents or the Senior Lenders enter into any amendment, waiver or consent in respect of or replace any Senior Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the First Lien Agents, the Senior Lenders, Borrower or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second Priority Collateral Document without the consent of any Second Priority Agent or any Second Priority Secured Party and without any action by any Second Priority Agent or any Second Priority Secured Party; provided, that such amendment, waiver or consent does not materially adversely affect the rights of the Second Priority Secured Parties or the interests of the Second Priority Secured Parties in the Second Priority Collateral and not the other creditors of the Borrower or such Grantor, as the case may be, that have a security interest in the affected collateral in a like or similar manner (without regard to the fact that the Lien of such Senior Collateral Document is senior to the Lien of the Comparable Second Priority Collateral Document).  The relevant First Lien Agent shall give written notice of such amendment, waiver or consent to each Second Priority Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second Priority Collateral Document as set forth in this Section 5.3(b).

(c)                                  Anything contained herein to the contrary notwithstanding, until the Discharge of Senior Lender Claims has occurred, no Second Priority Collateral Document shall be entered into unless the collateral covered thereby is also subject to a Lien in favor of the First Lien Agent for the benefit of the Senior Lenders pursuant to the Senior Collateral Documents.

5.4.         Rights As Unsecured Creditors.  Notwithstanding anything to the contrary in this Agreement, the Second Priority Agents and the Second Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Borrower or any Grantor in accordance with the terms of the applicable Second Priority Documents and applicable law, in each case to the extent not inconsistent with the provisions of this Agreement.  Nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise in contravention of this Agreement by any Second Priority Agent or any Second Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or other collateral or (b) enforcement in contravention of this Agreement of any Lien in respect of Second Priority Claims held by any of them.  In the event any Second Priority Agent or any Second Priority Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Second Priority Claims are so subordi nated to such Liens securing Senior Lender Claims under this Agreement and shall otherwise be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Priority Claims subject hereto.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Agents or the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5.         First Priority Designated Agent as Gratuitous Bailees for Perfection.

(a)                                 The First Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC).

(b)                                 In the event that the First Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, the First Priority Designated Agent agrees to hold such Liens as gratuitous bailee for each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c)                                  Except as otherwise specifically provided herein (including Section 3.1), until the Discharge of Senior Lender Claims has occurred, the First Priority Designated Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Second Priority Collateral Documents did not exist.  The rights of the Second Priority Agents and the Second Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)                                 The First Priority Designated Agent shall have no obligation whatsoever to any Second Priority Agent or any Second Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5.  The duties or responsibilities of the First Priority Designated Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second Priority Agent for purposes of perfecting the Lien held by the Second Priority Secured Parties.

(e)                                  The First Priority Designated Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Priority Agent or any Second Priority Secured Party and the Second Priority Agents and the Second Priority Secured Parties hereby waive and release the First Priority Designated Agent from all claims and liabilities arising pursuant to the First Priority Designated Agent’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(f)                                   Upon the Discharge of Senior Lender Claims, the relevant First Lien Agent shall deliver the remaining Pledged Collateral (if any) or other Collateral in its possession or control (or in the possession or control of its agents or bailees) together with any necessary endorsements (or otherwise allow the Second Priority Designated Agent to obtain control of such Pledged Collateral), or as a court of competent jurisdiction may otherwise direct, first, to the Second Priority Designated Agent, and second, to the Borrower or relevant other Grantor if no Second Priority Claims remain outstanding, or as a court of competent jurisdiction may otherwise direct (in each case, so as to allow such Person to obtain control of such Pledged Collateral or other Collateral).

(g)                                  Neither the First Lien Agents nor the Senior Lenders shall be required to marshal any present or future collateral security for the Borrower’s or its Subsidiaries’ obligations to the First Lien Agents or the Senior Lenders under the Credit Agreement or the Senior Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6.         Second Priority Designated Agent as Gratuitous Bailee for Perfection.

(a)                                 Upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(b)                                 In the event that the Second Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(c)                                  The Second Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other Second Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6.  The duties or responsibilities of the Second Priority Designated Agent under this Section 5.6 upon the Discharge of Senior Lender Claims shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second Priority Agents for purposes of perfecting the Lien held by the applicable Second Priority Secured Parties.

(d)                                 The Second Priority Designated Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second Priority Agents (or the Second Priority Secured Parties for which such other Second Priority Agents are agents) and the other Second Priority Agents hereby waive and release the Second Priority Designated Agent from all claims and liabilities arising pursuant to the Second Priority Designated Agent’s role under this Section 5.6, as agent and gratuitous bailee with respect to the Common Collateral.

(e)                                  In the event that the Second Priority Designated Agent shall cease to be so designated the Second Priority Designated Agent pursuant to the definition of such term, the then Second Priority Designated Agent shall deliver to the successor Second Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any), together with any necessary endorsements (or otherwise allow the successor Second Priority Designated Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second Priority Designated Agent shall perform all duties of the Second Priority Designated Agent as set forth herein.

5.7.         No Release Upon Discharge of Senior Lender Claims; Reinstatement.

(a)                                 Notwithstanding any other provisions contained in this Agreement, on the date of Discharge of Senior Lender Claims, the Second Priority Liens on the Second Priority Collateral securing the Second Priority Claims will not be released except to the extent such Second Priority Collateral or any portion thereof was disposed of in compliance with the terms of this Agreement in order to repay Senior Lender Claims secured by such Second Priority Collateral.

(b)                                 If, at any time after the Discharge of Senior Lender Claims has occurred, any Grantor shall incur and designate in a written notice delivered to each Second Priority Agent any Senior Lender Claims (provided, that the failure to provide such notice shall not affect the validity of such Senior Lender Claims), then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable agreement governing such Senior Lender Claims shall automatically be treated as the Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the First Lien Agents of amendments, waivers and consents hereunder.  Upon receipt of notice of such designation (including the identity of any new First Lien Agent), each Second Priority Agent shall promptly (i) enter into such documents and agreements, including amendments or supplements to this Agreement, as such new First Lien Agent shall reasonably request in writing in order to provide the new First Lien Agent the rights of the First Lien Agents contemplated hereby and (ii) to the extent then held by any Second Priority Agent, deliver to such First Lien Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such First Lien Agent to obtain possession or control of such Pledged Collateral).

5.8.         Refinancings.  The Obligations under any Senior Lender Documents and the Obligations under any Second Priority Documents may be Refinanced or replaced, in whole or in part, in each case, without the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Senior Lender Document or any Second Priority Document) of any Senior Lender or any Second Priority Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing or replacement indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the First Priority Designated Agent or the Second Priority Designated Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the First Priority Designated Agent or the Second Priority Designated Agent, as the case may be; provided that such documents or agreements shall comply with Section 5.3(b).  In connection with any Refinancing or replacement contemplated by this Section 5.8,  written notice shall be sent to the First Lien Agents and the Second Priority Agents (provided, that the failure to provide such notice shall not affect the validity of such Refinancing, replacement or any amendment related thereto), this Agreement may be amended at the request and sole expense of the Borrower, and without the consent of any First Lien Agent or any Senior Lender or any Second Priority Agent or any Second Priority Secured Party, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing or replacement indebtedness and (b) to establish that Liens on any Collateral securing such refinancing or replacement indebtedness shall have the same priority as the Liens on any Collateral securing the indebtedness being Refinanced or replaced, all on the terms provided for herein immediately prior to such Refinancing or replacement.

SECTION 6.                                   Insolvency or Liquidation Proceedings.

6.1.         Financing Issues.  If Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Agent shall desire to permit the use of cash collateral or to permit Borrower or any other Grantor to obtain financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral and any other collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any adequate protection provided to such First Lien Agent or the Senior Lenders or (z) any “carve-out” for fees agreed to by such First Lien Agent or the Senior Lenders, in each case on the same basis as the other Liens securing the Second Priority Claims are so subordinated to Liens securing Senior Lender Claims under this Agreement, (b) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Lender Claims made by any First Lien Agent or any holder of Senior Lender Claims, (c) any lawful exercise by any holder of Senior Lender Claims of the right to credit bid Senior Lender Claims at any sale in foreclosure of Senior Lender Collateral, (d) any other request for judicial relief made in any court by any holder of Senior Lender Claims relating to the lawful enforcement of any Lien on Senior Lender Collateral or (e) any order relating to a sale of assets of any Grantor for which any First Lien Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Senior Lender Claims and the Second Priority Claims will attach to the proceeds of the sale on the same basis of priority as the Liens securing the Senior Lender Collateral do to the Liens securing the Second Priority Collateral in accordance with this Agreement; provided, however, that the Second Priority Secured Parties may assert any such objection that could be asserted by an unsecured creditor (without limiting the foregoing, neither the Second Priority Agent nor any other Second Priority Secured Party may raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provisions of any other Bankruptcy Law) with respect to the Liens granted to such person in respect of such assets); and provided further, however, that the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code, so long as any such credit bid provides for the Discharge of Senior Lender Claims.

6.2.         Relief from the Automatic Stay.  Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral or any other collateral, without the prior written consent of all First Lien Agents and Required Lenders.

6.3.         Adequate Protection.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by any First Lien Agent or Senior Lenders for adequate protection, (b) any objection by any First Lien Agent or Senior Lenders to any motion, relief, action or proceeding based on such First Lien Agent’s or the Senior Lenders’ claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the

First Lien Agent or any other Senior Lender.  Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral and/or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of Title 11 of the United States Code or any similar Bankruptcy Law, then each Second Priority Agent, on behalf of itself and any applicable Second Priority Secured Party, (A) may seek or request adequate protection in the form of (x) a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Claims are so subordinated to the Liens securing Senior Lender Claims under this Agreement, and (y) superpriority claims junior in all respects to the superpriority claims granted to the Senior Lenders, and (B) agrees that it will not seek or request, and will not accept, without the express written consent of the First Lien Agent, adequate protection in any other form, and (ii) (A) in the event any Second Priority Agent, on behalf of itself or any applicable Second Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral , then such Second Priority Agent, on behalf of itself or each such Second Priority Secured Party, agrees that the First Lien Agents shall also be granted a senior Lien on such additional collateral as security for the applicable Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second Priority Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement, and (B) in the event any Second Priority Agent, on behalf of itself or any applicable Second Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Second Priority Agent, on behalf of itself or each such Second Priority Secured Party, agrees that the First Lien Agents shall also be granted a superpriority claim, which superpriority claim will be senior in all respects to the superpriority claim granted to such Second Priority Agent and the Second Priority Secured Parties.  Notwithstanding the foregoing, if the Senior Lenders are deemed by a court of competent jurisdiction in any Insolvency or Liquidation Proceeding to be entitled to receive adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments, then the Second Priority Agent and the Second Priority Secured Parties shall not be prohibited from seeking or receiving adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments.

6.4.         Avoidance Issues.  If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Borrower or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Senior Lender Claims shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated

in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Any Common Collateral or proceeds thereof received by any Second Lien Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of Senior Lender Claims and subject to the provisions of Section 4.2.

6.5.         Application.  This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding.  All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession.  The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6.         Waivers.  Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, (a) will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens securing the Senior Lender Claims for costs or expenses of preserving or disposing of any Common Collateral or other collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any Senior Lender of the application of Section 1111(b)(2) of the Bankruptcy Code.

6.7.         Nature of Obligations; Post-Petition Interest.  Each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledges and agrees that (i) the Second Priority Secured Parties’ claims against the Grantors in respect of the Common Collateral constitute junior claims separate and apart (and of a different class) from the Senior Lender Claims of the Senior Lenders against the Grantors in respect of the Common Collateral, (ii) the Senior Lender Claims include all interest that accrues after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Senior Lender Documents governing the same, whether or not a claim for post-petition interest is allowed or allowable in any such Insolvency or Liquidation Proceeding, (iii) this Agreement constitutes a “subordination agreement” under Section 510 of the Bankruptcy Code and (iv) the Senior Lender Claims are fundamentally different from the Second Priority Claims and the Second Priority Claims are fundamentally different from the Senior Lender Claims and, in each case, must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Grantors in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior claims), then each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledges and agrees that all distributions pursuant to Section 4.1 or otherwise from the Common Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by each Second Priority Agent on behalf of the Second Priority Secured Parties), the Senior Lenders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate (even though such claims may or may not be allowed or allowable in whole or in part in the respective Insolvency or Liquidation

Proceeding) before any distribution from the Common Collateral is made in respect of the claims held by each Second Priority Agent, on behalf of the Second Priority Secured Parties, with each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledging and agreeing to turn over to the holders of the Senior Lender Claims all amounts otherwise received or receivable by them from the Common Collateral to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim of the Second Priority Secured Parties).  Neither any Second Priority Agent nor any Second Priority Secured Party shall oppose or seek to challenge any claim by a First Lien Agent or any Senior Lender for allowance in any Insolvency or Liquidation Proceeding of Senior Lender Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Senior Lender’s Lien, without regard to the existence of the Lien of any Second Priority Agent on behalf of the Second Priority Secured Parties on the Common Collateral.  Neither the First Lien Agents nor any other Senior Lender shall oppose or seek to challenge any claim by the Second Priority Agent or any Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Agent’s Lien, after taking into account the existence of the Senior Lender’s Lien on behalf of the Senior Lenders on the Common Collateral.

6.8.         No Waiver.  Other than as set forth in Section 6.3, nothing contained herein shall prohibit or in any way limit the First Lien Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Agent or any of the Second Priority Secured Parties, including the seeking by any Second Priority Agent or any Second Priority Secured Parties of adequate protection or the asserting by any Second Priority Agent or any Second Priority Secured Parties of any of its rights and remedies under the Second Priority Documents or otherwise.

6.9.         Plan of Reorganization.  Without limiting the generality of any provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization by any Second Priority Agent or Second Priority Secured Party shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the First Lien Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization dismissed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

6.10.       Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Lender Claims and on account of Second Priority Claims, then, to the extent the debt obligations distributed on account of the Senior Lender Claims and on account of the Second Priority Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 7.                                   Reliance; Waivers; etc.

7.1.         Reliance.  The consent by the Senior Lenders to the execution and delivery of the Second Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after Closing Date by the Senior Lenders to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, acknowledges that it and the applicable Second Priority Secured Parties is not entitled to rely on any credit decision or other decisions made by any First Lien Agent or any Senior Lender in taking or not taking any action under the applicable Second Priority Document or this Agreement.

7.2.         No Warranties or Liability.  Neither any First Lien Agent nor any Senior Lender shall have been deemed to have made any express or implied representation or warranty upon which the Second Priority Agent or the Second Priority Secured Parties may rely, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate in accordance with the terms therein, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second Priority Agent or any of the Second Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any First Lien Agent nor any Senior Lender shall have any duty to any Second Priority Agent or any Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second Priority Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Borrower’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3.         Obligations Unconditional.  All rights, interests, agreements and obligations of the First Lien Agents and the Senior Lenders, and the Second Priority Agents and the Second Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Senior Lender Documents or any Second Priority Documents;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Second Priority Claims, or any

amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement or any other Senior Lender Document or of the terms of the Second Priority Senior Secured Notes Indenture or any other Second Priority Document;

(c)           any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Second Priority Claims or any guarantee thereof;

(d)           the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the Senior Lender Claims, or of any Second Priority Agent or any Second Priority Secured Party in respect of this Agreement.

SECTION 8.                                   Miscellaneous.

8.1.         Conflicts.  Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second Priority Document, the provisions of this Agreement shall govern.

8.2.         Continuing Nature of this Agreement; Severability.  Subject to Section 6.4, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred or such later time as all the Obligations in respect of the Second Priority Claims shall have been paid in full.  This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second Priority Agent or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting Senior Lender Claims in reliance hereon.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3.         Amendments; Waivers.  Subject to Sections 5.8 and 8.22 hereof, no amendment, modification or waiver of any of the provisions of this Agreement by any Second Priority Agent or any First Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time; provided that (x) any First Lien Agent (at the direction of the Required Lenders in respect of the applicable Senior Lender Documents) may, without the written consent of any other Senior Lender or any Second Priority Secured Party any by written notice to each other First Lien Agent and each Second Priority Agent (provided, that the failure to provide such notice shall not affect the validity of such amendments, modifications or waivers), agree to modifications of this Agreement for the sole purpose of securing additional extensions of credit of the type contemplated by the definition of “Senior Lender Claims” (including pursuant to the Credit Agreement or any Refinancing or extension thereof as provided in Sections 5.7 and 5.8 hereof) and adding new creditors as “Senior Lenders” hereunder, so long as such extensions (and resulting additions) do not otherwise give rise to a violation of the express terms of this Agreement, the Credit Agreement, any Other First Priority Lien Obligations Document, the Second Priority Senior Secured Notes Indenture, any other Second Priority Document or any other document or instrument evidencing or governing any Future Second Lien Indebtedness, if any, and (y) additional Grantors may be added as parties hereto in accordance with the provisions of this Agreement.  Notwithstanding anything to the contrary contained herein, any amendment, modification or waiver of any of the provisions of this Agreement shall require the consent of the Borrower.

8.4.         Information Concerning Financial Condition of the Grantors and the Subsidiaries.  Neither any First Lien Agent nor any Senior Lender shall have any obligation to any Second Priority Agent or any Second Priority Secured Party to keep the Second Priority Agent or any Second Priority Secured Party informed of, and the Second Priority Agents and the Second Priority Secured Parties shall not be entitled to rely on the First Lien Agents or the Senior Lenders with respect to, (a) the financial condition of the Grantors and the Subsidiaries and all endorsers, pledgors and/or guarantors of the Second Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the Senior Lender Claims.  The First Lien Agents, the Senior Lenders, each Second Priority Agent and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any First Lien Agent, any Senior Lender, any Second Priority Agent or any Second Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5.         Subrogation.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

8.6.         Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents.  Except as otherwise provided herein, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7.         Consent to Jurisdiction; Waivers.  The parties hereto consent to the exclusive jurisdiction of (x) any state or federal court located in New York County, New York and (y) with respect to the Second Priority Agent in their capacities hereunder, any state or federal court located in New York County, New York or in the State of Delaware, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party.  Service so made shall be deemed to be completed upon receipt.  The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.  Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of con duct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.8.         Notices.  All notices to the Second Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the First Lien Agents or any Second Priority Agent as provided in the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the other relevant Senior Lender Documents or the other relevant Second Priority Documents, as applicable.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given upon receipt of a telecopy or electronic mail or upon receipt via personal or courier delivery or by U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.  The First Lien Agents hereby agree to promptly notify each Second Priority Agent upon payment in full in cash of all Obligations under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9.         Further Assurances.  Each of the Second Priority Agents, on behalf of itself and each applicable Second Priority Secured Party, and each applicable First Lien Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to each other First Lien Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as each other First Lien Agent or the Senior Lenders may reasonably request, to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10.       Governing Law.  This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11.       Binding on Successors and Assigns.  This Agreement shall be binding upon the First Lien Agents, the Senior Lenders, the Second Priority Agents, the Second Priority Secured Parties and their respective permitted successors and assigns.

8.12.       Specific Performance.  Each First Lien Agent may demand specific performance of this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Lien Agent.

8.13.       Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14.       Counterparts.  This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.

8.15.       Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  Each First Lien Agent represents and warrants that this Agreement is binding upon the Senior Lenders.  The Second Priority Collateral Agent represents and warrants that it is authorized to enter into this Agreement pursuant to the Second Priority Senior Secured Notes Indenture.

8.16.       No Third Party Beneficiaries; Successors and Assigns.  This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Second Priority Claims.  No other Person shall have or be entitled to assert rights or benefits hereunder.  Notwithstanding the foregoing, the Grantors are intended beneficiaries and third party beneficiaries hereof with the right and power to enforce with respect to Sections 5.1, 5.2, 5.3, 5.7, 5.8, 8.3, 8.16, 8.19 and 8.22 and Article VII hereof and as otherwise provided herein.

8.17.       Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Borrower or any other Grantor shall include the Borrower or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18.       First Lien Agents and Second Priority Agents.  It is understood and agreed that (a) Wells Fargo Bank, National Association is entering into this Agreement in its capacity as administrative agent and collateral agent under the Credit Agreement and the provisions of Article IX of the Credit Agreement applicable to Wells Fargo Bank, National Association as administrative agent and collateral agent thereunder shall also apply to Wells Fargo Bank, National Association as Credit Agreement Agent hereunder,  and (b) Wilmington Trust, National Association is entering into this agreement in its capacity as Second Priority Collateral Agent, and the provisions of Article XII of the Second Priority Senior Secured Notes Indenture applicable to the collateral agent thereunder shall also apply to the Second Priority Collateral Agent hereunder.

8.19.       Relative Rights.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Documents or Second Priority Documents entered into in connection with the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Document or Second Priority Document or permit Parent, the Borrower or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement or any other Senior Lender Documents entered into in connection with the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate Parent, the Borrower or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement, the Other First Priority Lien Obligations Credit Documents or any other Senior Lender Document entered into in connection with the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents.

8.20.       References.  Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Second Priority Senior Secured Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Second Priority Senior Secured Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification was not prohibited hereunder.

8.21.       Entire Agreement.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8.22.       Joinder Requirements.  The Borrower and/or any First Lien Agent and/or any Second Priority Agent, without the consent of any other First Lien Agent or Second Priority Agent, any Senior Lender or any Second Priority Secured Party, may designate additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness if the incurrence of such obligations is permitted under each of the Credit Agreement, each Other First

Priority Lien Obligations Credit Document, the Second Priority Senior Secured Notes Indenture, all other applicable Senior Lender Documents and Second Priority Documents and this Agreement.  If so permitted, as a condition precedent to the effectiveness of such designation, the applicable Other First Priority Lien Obligations Agent or the administrative agent or trustee and collateral agent for such Future Second Lien Indebtedness shall execute and deliver to each First Lien Agent and Second Priority Agent, a joinder agreement to this Agreement substantially in the form annexed hereto as Exhibit I or Exhibit II, as the case may be, or otherwise in form and substance reasonably satisfactory to the First Priority Designated Agent.  Notwithstanding anything to the contrary set forth in this Section 8.22 or in Section 8.3 hereof, any First Lien Agent and/or any Second Priority Agent may, and, at the request of the Borrower, shall, in each case, without the consent of any other First Lien Agent or Second Priority Agent, any Senior Lender or any Second Priority Secured Party, enter into a supplemental agreement (which may take the form of an amendment, an amendment and restatement or a supplement of this Agreement) to facilitate the designation of such additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness.  Any such amendment may, among other things, (i) add other parties holding Future Second Lien Indebtedness (or any agent or trustee therefor) to the extent such Indebtedness is not prohibited by the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness, (ii) add other parties holding Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) to the extent such Obligations are not prohibited by the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness, (iii) in the case of Future Second Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second Priority Claims, and (b) provide to the holders of such Future Second Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Agents) as are provided to the holders of Second Priority Claims under the foregoing Agreement prior to the incurrence of such Future Second Lien Indebtedness, and (iv) in the case of Obligations arising under Other First Priority Lien Obligations Credit Documents, (a) establish that the Lien on the Common Collateral securing such Obligations shall be superior in all respects to all Liens on the Common Collateral securing any Second Priority Claims and any Future Second Lien Indebtedness and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any other Senior Lender Claims, and (b) provide to the holders of such Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Lender Claims under the foregoing Agreement prior to the incurrence of such Obligations.  Any such additional party, each First Lien Agent and each Second Priority Agent shall be entitled to rely on the determination of officers of Borrower that such modifications do not violate the Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Document governing Future Second Lien Indebtedness if such determination is set forth in an officer’s certificate delivered to such party, the First Lien Agents and each Second Priority Agent.

8.23.       Intercreditor Agreements.  Each party hereto agrees that the Senior Lenders (as among themselves) and the Second Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the applicable First Lien Agent or Second Priority Agent governing the rights, benefits and privileges as among the Senior Lenders or the Second Priority Secured Parties, as the case may be, in respect of the Common Collateral, this Agreement and the other Senior Collateral Documents or Second Priority Collateral Documents, as the case may be, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Senior Collateral Documents or Second Priority Collateral Documents, as the case may be, (B) in the case of any such intercreditor agreement (or similar arrangement) affecting any Senior Lenders, the First Lien Agent acting on behalf of such Senior Lenders agrees in its sole discretion to enter into any such intercreditor agreement (or similar arrangement) and (C) in the case of any such intercreditor agreement (or similar arrangement) affecting the Senior Lenders holding Senior Lender Claims under the Credit Agreement, such intercreditor agreement (or similar arrangement) is permitted under the Credit Agreement or the Required Lenders otherwise authorize the applicable First Lien Agent to enter into any such intercreditor agreement (or similar arrangement).  Notwithstanding the preceding clauses (B) and (C), to the extent that the applicable First Lien Agent is not authorized by the Credit Agreement or the Required Lenders to enter into any such intercreditor agreement (or similar arrangement ) or does not agree to enter into such intercreditor agreement (or similar arrangement), such intercreditor agreement (or similar arrangement ) shall not be binding upon the applicable First Lien Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto.  In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other Senior Collateral Document or Second Priority Collateral Document, and the provisions of this Agreement and the other Senior Collateral Documents and Second Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

8.24.       For the avoidance of doubt (i) nothing contained herein shall be construed to permit at any time a replacement or Refinancing (in whole or in part) of the Credit Agreement, or the incurrence of any Other First Priority Lien Obligations, or any Refinancing of the Second Lien Notes, or the incurrence of any Second Lien Claims (other than the Second Lien Notes outstanding on the date hereof), in each case to the extent such Refinancing or incurrence is not otherwise permitted under the Credit Agreement at such time or the Second Lien Notes at such time, as applicable, (ii) as of the date hereof, the only other Other First Priority Lien Obligations that shall be permitted to be incurred pursuant to the Credit Agreement shall be pursuant to clause (25) of the definition of Permitted Liens and (iii) Obligations under Commitment Increases (as defined in the Credit Agreement) pursuant to the Credit Agreement shall be deemed to be Senior Lender Claims.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Credit Agreement Agent

By:	/s/ Adam J. Spreyer
Name: Adam J. Spreyer
Title: Assistant Vice President

Address:

Attention:
Telecopier:

[ ],
as Second Priority Collateral Agent

By:	/s/ Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President

Address:	246 Goose Lane, Suite 105
Guilford, CT 06437

Attention: Radiation Therapy Administrator
Telecopier: 203-453-1183

Acknowledgement of Intercreditor Agreement

The Borrower and each other Grantor have read the foregoing Agreement and consent thereto.  The Borrower and each other Grantor agree not to take any action that would be contrary to the provisions of the foregoing Agreement and agree that, except as otherwise provided therein, including with respect to those provisions of which the Borrower and each Grantor are intended third party beneficiaries, no Second Priority Agent, First Lien Agent, Senior Lender or Second Priority Secured Party shall have any liability to the Borrower or any Grantor for acting in accordance with the provisions of the foregoing Agreement. The Borrower and each Grantor understand that they are not intended beneficiaries or third party beneficiaries of the foregoing Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to Sections 5.1, 5.2, 5.3, 5.7, 5.8, 8.3, 8.16, 8.19 and 8.22 and Article VII thereof and as otherwise provided therein. The Borrower and each Grantor agree to be bound by Section 8.22 of the foregoing Agreement to the extent applicable to each of them.

Notwithstanding anything to the contrary in the foregoing Agreement or provided herein, each of the undersigned and each party to the foregoing Agreement agree, on behalf of itself and in its capacity as agent under the foregoing Agreement, that (i) any amendment, modification or waiver of any provision of the foregoing Agreement shall require the consent of the Borrower and (ii) upon the Borrower’s request in connection with a designation of additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness, any First Lien Agent and/or any Second Priority Agent shall enter into such supplemental agreements (which may each take the form of an amendment, an amendment and restatement or a supplement of the foregoing Agreement) to facilitate the designation of such additional obligations as contemplated by Section 5.8 or Section 8.22 of the foregoing Agreement as the Borrower may request.

Without limitation of the foregoing, the undersigned agree, at the Borrower’s expense, to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as any of the Borrower, the Credit Agreement Agent or any other First Lien Agent or Second Priority Collateral Agent may reasonably request to effectuate the terms of the foregoing Agreement.

For the purposes hereof, the address of the Borrower and each other Grantor shall be as set forth in the schedules to the Credit Agreement.

[Remainder of page intentionally left blank]

RADIATION THERAPY SERVICES, INC.

By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Chief Financial Officer

RADIATION THERAPY SERVICES HOLDINGS, INC.

By:	/s/ Bryan J. Carey
Name: Bryan J. Carey
Title: Chief Financial Officer

21ST CENTURY ONCOLOGY OF ALABAMA, LLC

ARIZONA RADIATION THERAPY MANAGEMENT SERVICES, INC.
CALIFORNIA RADIATION THERAPY MANAGEMENT SERVICES, INC.
21ST CENTURY ONCOLOGY OF JACKSONVILLE, LLC
21ST CENTURY ONCOLOGY, LLC
21ST CENTURY ONCOLOGY OF HARFORD COUNTY, MARYLAND L L C
BERLIN RADIATION THERAPY TREATMENT CENTER, LLC
AMERICAN CONSOLIDATED TECHNOLOGIES, L.L.C.
NEVADA RADIATION THERAPY MANAGEMENT SERVICES, INCORPORATED
21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.
NEW YORK RADIATION THERAPY MANAGEMENT SERVICES, LLC
NORTH CAROLINA RADIATION THERAPY MANAGEMENT SERVICES, LLC
WEST VIRGINIA RADIATION THERAPY SERVICES, INC.
DEVOTO CONSTRUCTION OF SOUTHWEST FLORIDA, INC.
FINANCIAL SERVICES OF SOUTHWEST FLORIDA, LLC
RADIATION THERAPY SERVICES INTERNATIONAL, INC.
21ST CENTURY ONCOLOGY MANAGEMENT SERVICES, INC.
MARYLAND RADIATION THERAPY MANAGEMENT SERVICES, LLC
21ST CENTURY ONCOLOGY OF PRINCE GEORGES COUNTY, MARYLAND, LLC
MICHIGAN RADIATION THERAPY MANAGEMENT SERVICES, INC.
21ST CENTURY ONCOLOGY OF SOUTH CAROLINA, LLC
21ST CENTURY ONCOLOGY SERVICES, INC.
JACKSONVILLE RADIATION THERAPY SERVICES, LLC
PHOENIX MANAGEMENT COMPANY, LLC
ATLANTIC UROLOGY CLINICS, LLC
CAROLINA REGIONAL CANCER CENTER, LLC
AURORA TECHNOLOGY DEVELOPMENT, LLC
DERM-RAD INVESTMENT COMPANY, LLC
21ST CENTURY ONCOLOGY OF PENNSYLVANIA, INC.

GETTYSBURG RADIATION, LLC
CAROLINA RADIATION AND CANCER TREATMENT CENTER, LLC
GOLDSBORO RADIATION THERAPY SERVICES, INC.
AHLC, LLC
ASHEVILLE CC, LLC
RADIATION THERAPY SCHOOL FOR RADIATION THERAPY TECHNOLOGY, INC.
NEW ENGLAND RADIATION THERAPY MANAGEMENT SERVICES, INC.
SAMPSON ACCELERATOR, LLC
SAMPSON SIMULATOR, LLC

as Subsidiary Guarantors and Grantors

By:	/s/ Bryan J. Carey
	Name:	Bryan J. Carey
	Title:	Vice President

21ST CENTURY ONCOLOGY OF KENTUCKY, LLC

as Subsidiary Guarantor and Grantor

By:	/s/ Bryan J. Carey
	Name:	Bryan J. Carey
	Title:	Chief Financial Officer

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Credit Agreement Agent

By:	/s/ Kent Davis
Name: Kent Davis
Title: Managing Director

[ ],
not in its individual capacity, but solely
as Second Priority Collateral Agent

By:	/s/ Joseph P. O’Donnell
Name: Joseph P. O’Donnell
Title: Vice President

EXHIBIT I

[FORM OF] JOINDER NO. [       ] dated as of [               ], 20[   ] to the INTERCREDITOR AGREEMENT dated as of May 10, 2012 (the “Intercreditor Agreement”), among Wells Fargo Bank, National Association, as Credit Agreement Agent, in its capacity as First Lien Agent, (in such capacity together with its successors in such capacity, the “Credit Agreement Agent”), Wilmington Trust, National Association, as Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.            Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.            As a condition to the ability of the Company to incur Other First Priority Lien Obligations and to secure such Other First Priority Lien Obligations with the liens and security interests created by the Other First Priority Lien Obligations Security Documents, the Other First Priority Lien Obligations Agent with respect of such Other First Priority Lien Obligations is required to become a First Lien Agent, and such Other First Priority Lien Obligations is required to become subject to and bound by the Intercreditor Agreement.  Section 8.22 of the Intercreditor Agreement provides that such Other First Priority Lien Obligations Agent may become a First Lien Agent, and such Other First Priority Lien Obligations may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.22 of the Intercreditor Agreement.  The undersigned Additional Other First Priority Lien Obligations Agent (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Senior Lender Documents.

Accordingly, the undersigned agree as follows:

SECTION 1.         In accordance with Sections 5.8, 8.3 and 8.22 of the Intercreditor Agreement, the New Representative by its signature below becomes an First Lien Agent under, and the related Other First Priority Lien Obligations becomes subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an First Lien Agent and the New Representative, on its behalf and on behalf of holders of such Other First Priority Lien Obligations, hereby agrees to all the applicable terms and provisions of the Intercreditor Agreement.  Each reference to a “First Lien Agent” in the Intercreditor Agreement shall be deemed to include the New Representative.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.         The New Representative represents and warrants to the First Priority Designated Agent, each First Lien Agent, the Second Priority Designated Agent and each Second Priority Agent, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Other First Priority Lien Obligations Security Documents relating to such Other First Priority Lien Obligations provide that, upon the

New Representative’s entry into this Joinder Agreement, holders of such Other First Priority Lien Obligations will be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 3.         This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4.         Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.         THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.         In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.         All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

[ ],
as First Priority Designated Agent,

By:
Name:
Title:

EXHIBIT II

[FORM OF] JOINDER NO. [       ] dated as of [               ], 20[   ] to the INTERCREDITOR AGREEMENT dated as of May 10, 2012 (the “Intercreditor Agreement”), among Wells Fargo Bank, National Association, as Credit Agreement Agent, in its capacity as First Lien Agent, (in such capacity together with its successors in such capacity, the “Credit Agreement Agent”), Wilmington Trust, National Association, as Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.            Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.            As a condition to the ability of the Company to incur Future Second Lien Indebtedness and to secure such Future Second Lien Indebtedness with the liens and security interests created by the related Second Priority Documents, the collateral agent with respect of such Future Second Lien Indebtedness is required to become a Second Priority Agent, and such Future Second Lien Indebtedness is required to become subject to and bound by the Intercreditor Agreement.  Section 8.22 of the Intercreditor Agreement provides that such collateral agent may become a Second Priority Agent, and such Future Second Lien Indebtedness may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.22 of the Intercreditor Agreement.  The undersigned collateral agent (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Second Priority Documents.

Accordingly, the undersigned agree as follows:

SECTION 1.         In accordance with Sections 5.8, 8.3 and 8.22 of the Intercreditor Agreement, the New Representative by its signature below becomes a Second Priority Agent under, and the related Future Second Lien Indebtedness becomes subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Second Priority Agent and the New Representative, on its behalf and on behalf of holders of such Future Second Lien Indebtedness, hereby agrees to all the applicable terms and provisions of the Intercreditor Agreement.  Each reference to a “Second Priority Agent” in the Intercreditor Agreement shall be deemed to include the New Representative.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.         The New Representative represents and warrants to the First Priority Designated Agent, each First Lien Agent, the Second Priority Designated Agent and each Second Priority Agent, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Second Priority Documents relating to such Future Second Lien Indebtedness provide that, upon the New Representative’s entry into this Joinder Agreement, holders of such Future Second Lien Indebtedness will be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 3.         This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4.         Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5.         THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.         In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.         All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

[ ], as
First Priority Designated Agent

By:
Name:
Title: